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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: June 5, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                      74-1611874
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

    15835 Park Ten Place Drive                               77084
          Houston, Texas                                  (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS


     Effective, May 30, 2003, the Company has sold its 50% interest in the platform drilling rig known as RIG 200 to Helmerich & Payne International Drilling, Co., which owned the remaining interest in RIG 200 prior to the sale. RIG 200 has been stacked in Australia and out of service since June 1999. The Company will not recognize a gain or loss as a result of the sale.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         ATWOOD OCEANICS, INC.
                                                         (Registrant)



                                                         /s/ James M. Holland
                                                         James M. Holland
                                                         Senior Vice President

                                                         DATE:    June 5, 2003